UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/07/2007

News Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 7, 2007, News Corporation (the "Company") announced that Chase Carey resigned from the Company's Board of Directors (the "Board") effective as of December 7, 2007. Mr. Carey's resignation is not due to any disagreement with the Company.

To fill the vacancy on the Board created by Mr. Carey's resignation, on December 7, 2007, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed James R. Murdoch to serve as a Class III director of the Board until the Company's annual meeting of stockholders in 2008 or until his successor is duly elected and qualified. Mr. J. Murdoch has not been appointed to any committee of the Board.

The Company also announced that Mr. J. Murdoch has been appointed as Chairman and Chief Executive, Europe and Asia, News Corporation. Mr. Murdoch will be responsible for the strategic and operational development of the Company's television, newspaper and related digital assets in Europe, Asia and the Middle East. Mr. J. Murdoch will also become a member of the Company's Office of the Chairman.

Mr. J. Murdoch has been the Chief Executive Officer and a Director of British Sky Broadcasting Group plc ("BSkyB") since 2003. The Company holds a 39% equity interest in BSkyB. Effective as of December 7, 2007, Mr. J. Murdoch resigned as Chief Executive Officer of BSkyB and was appointed as Non-Executive Chairman of BSkyB's Board of Directors. Prior to joining BSkyB, Mr. J. Murdoch was the Chairman and Chief Executive Officer of STAR Group Limited, a wholly-owned subsidiary of the Company, from 2000 to 2003. Mr. J. Murdoch previously served as an Executive Vice President of the Company, and served as a member of the Board from 2000 to 2003. Mr. J. Murdoch is the son of K. Rupert Murdoch, the Chairman and Chief Executive Officer of the Company, and the brother of Lachlan K. Murdoch, a Director of the Company. There are no related party transactions between the Company and Mr. J. Murdoch reportable under Item 404(a) of Regulation S-K.

Because Mr. J. Murdoch will also serve as an executive of the Company, he will not receive any retainer fee for his service on the Board. The compensatory arrangements for Mr. J. Murdoch's executive position with the Company have not yet been determined.

In addition, on December 7, 2007, the Company announced that the Board, upon the consent of the Special Committee of the Company and the recommendation of the Nominating and Corporate Governance Committee of the Board, has approved the appointment of Ms. Natalie Bancroft to serve as a Class I director of the Board until the Company's annual meeting of stockholders in 2010 or until her successor is duly elected and qualified. Ms. Bancroft's appointment to the Board will be effective upon and subject to the closing of the acquisition of Dow Jones & Company, Inc. ("Dow Jones") by the Company. It is not anticipated that Ms. Bancroft will be appointed to any committee of the Board.

Ms. Bancroft will be appointed to the Board pursuant to the terms of the Agreement and Plan of Merger, dated as of July 31, 2007, by and among the Company, Ruby Newco LLC, a wholly-owned subsidiary of the Company ("Ruby Newco"), Dow Jones and Diamond Merger Sub Corporation, as amended (the "Merger Agreement"), whereby the Board agreed to take all requisite action to cause a member of the Bancroft family or another mutually agreed upon individual to become a member of the class of directors of the Board with the longest remaining term as of the closing of the merger. The Merger Agreement is attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on August 1, 2007.

For her service as a non-executive director of the Board, Ms. Bancroft will receive the same retainer fee as other non-executive directors, pro-rated to reflect her term of service. A description of non-executive director retainer fees for fiscal 2008 are set forth in a summary sheet filed as Exhibit 10.8 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007, which is incorporated herein by reference.

There are no related party transactions between the Company and Ms. Bancroft reportable under Item 404(a) of Regulation S-K.

A copy of the Company's press release announcing Mr. Carey's resignation from the Board and the appointments of Mr. J. Murdoch and Ms. Bancroft to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and a copy of the Company's press release announcing Mr. J. Murdoch's appointment as the Chairman and Chief Executive, Europe and Asia, News Corporation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01.    Other Events

On December 7, 2007, the Company announced the appointments of Les Hinton as the Chief Executive Officer of Dow Jones and Robert Thomson as Publisher of Dow Jones and The Wall Street Journal. Messrs. Hinton's and Thomson's appointments will be effective upon and subject to the closing of the acquisition of Dow Jones.

A copy of the Company's press releases announcing Messrs. Hinton's and Thomson's appointments are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number               Description

99.1        Press release of News Corporation, dated December 7, 2007, re. Board resignation and appointments.

99.2        Press release of News Corporation, dated December 7, 2007, re. James Murdoch appointment as Chairman and Chief Executive, Europe and Asia, News Corporation.
99.3        Press release of News Corporation, dated December 7, 2007, re. Les Hinton appointment as Chief Executive Officer of Dow Jones.
99.4        Press release of News Corporation, dated December 7, 2007, re. Robert Thomson appointment as Publisher of Dow Jones and The Wall Street Journal.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

News Corporation

Date: December 07, 2007	By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of News Corporation, dated December 7, 2007, re. Board resignation and appointments.
EX-99.2	Press release of News Corporation, dated December 7, 2007, re. James Murdoch appointment as Chairman and Chief Executive, Europe and Asia, News Corporation.
EX-99.3	Press release of News Corporation, dated December 7, 2007, re. Les Hinton appointment as Chief Executive Officer of Dow Jones.
EX-99.4	Press release of News Corporation, dated December 7, 2007, re. Robert Thomson appointment as Publisher of Dow Jones and The Wall Street Journal.